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BESTWAY, INC.                                                          FORM 10-K
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                                   EXHIBIT 21





                                 BESTWAY, INC.
                                  Subsidiaries
                                 July 31, 1996






                   Subsidiary                             State of Incorporation
              -------------------------------             ----------------------
              Bestway Rental, Inc.                             Tennessee
              U.S. Credit-Service Corporation                  Missouri
              Westdale Data Service, Inc.                      Texas